Exhibit 99.1

For Immediate Release

Deerfield Healthcare Technology Acquisitions Corp. ANNOUNCES PROPOSED BUSINESS COMBINATION To Form CAREMAX

CareMax is a Technology-Enabled Provider of Value Based Primary Healthcare to Seniors

New York, NY and Miami, FL – December 18, 2020 – Deerfield Healthcare Technology Acquisitions Corp. ("DFHT") (NASDAQ: DFHT, DFHTW, DFHTU), a special purpose acquisition company sponsored by an affiliate of Deerfield Management Company, L.P. (“Deerfield”) and Richard Barasch, a veteran healthcare public company executive and investor, announced today that it has entered into a definitive agreement for a business combination with CareMax Medical Group, LLC (“CareMax Medical Centers”) and IMC Medical Group Holdings, LLC (“IMC Health”), technology-enabled providers of value-based care to seniors. Following the business combination, DFHT expects to be renamed CareMax, Inc. (“CareMax” or “the Company”) and will remain listed on the NASDAQ stock market under a new ticker symbol.

Upon closing, CareMax will operate 26 wholly owned medical centers in South and Central Florida, servicing approximately 16,000 Medicare Advantage members under value-based contracts, as well as 36,000 Managed Medicaid and Affordable Care Act patients. The Company expects to have partnerships with nineteen payors, including affiliates of Anthem, Humana, Florida Blue, United Healthcare, and Centene.

In addition, the Company will own the CareOptimize LLC (“CareOptimize”) technology platform employed by all of its owned centers as well as third party clients across the country. CareOptimize features proprietary point of care software that supports physicians with efficient medical utilization, enhanced risk management, pharmacy management, and specialist network development.

Seasoned Management Team

CareMax’s management team will be comprised of seasoned industry professionals, led by Chief Executive Officer Carlos de Solo. Bill Lamoreaux, currently CEO of IMC Health, will become Executive Vice President of CareMax.

Mr. de Solo founded CareMax Medical Centers in 2011 and has nurtured its growth to become an end to end senior care delivery system. Prior to joining IMC Health, Mr. Lamoreaux has held executive management positions at several national and regional health insurers.

Richard Barasch will remain Executive Chairman of the Company upon closing of the business combination. He was formerly Chairman and CEO of Universal American Corp., which was a pioneer in bringing value-based care and physician partnerships to Medicare Advantage beneficiaries. Mr. Barasch also serves as Chairman of AdaptHealth Corp. (Nasdaq: AHCO), which came public in 2019 via a business combination with DFB Healthcare Acquisitions Corp.

Consideration

The total consideration for CareMax Medical Center’s business, including Care Optimize, will be approximately $364 million and, net of debt, the current equity holders will receive 68% in cash and 32% in shares of common stock. The equity holders of CareMax Medical Centers are primarily the founders and executives of the company.

The total consideration to IMC Health equity holders will be $250 million and, net of debt, the current IMC Health equity holders will receive 45% in cash and 55% in shares of common stock. The equity holders of IMC Health include Comvest Partners, a private equity firm located in West Palm Beach, Florida, and Athyrium Capital Management, a private equity firm located in New York, NY.

In addition, current equity holders of CareMax Medical Centers and IMC Health will be entitled to receive an additional earn out payment of up to 6.4 million shares of CareMax common stock, with 50% of those shares vesting if the stock of the Company trades at or above $12.50 during in first 12 months after closing and the balance of the unvested shares vesting if the stock of the Company trades at or above $15.00 during the first 24 months after closing on a volume weighted average price basis for any 20 of 30 trading days for both periods.

Financing

In addition to the approximately $144 million held in the DFHT Trust Account, premier healthcare investors, including Deerfield, Fidelity Management & Research, LLC, Eminence Capital, LP, funds and accounts managed by BlackRock, and Maverick, have committed to purchase over $400 million of shares of common stock of the Company at $10.00 per share through a private placement in public entity (a “PIPE”). In addition, RBC Capital Markets, LLC has provided committed debt financing in connection with the business combination.

Assuming no redemptions of DFHT public shares, the current owners of CareMax Medical Centers and IMC Health will collectively own 27%, Deerfield will own approximately 18%, other DFHT stockholders (including other PIPE investors) will own 51%, DFHT’s sponsor will own 4% respectively of the issued and outstanding shares of common stock of CareMax immediately following the closing.

DFHT estimates that, assuming no redemptions of DFHT shares, the Company will have an initial market capitalization of approximately $800 million, with approximately $233 million of cash on the balance sheet. The Company expects to use this capital to accelerate its acquisition program and invest in de novo centers.

The combined Company’s total Pro Forma enterprise value of approximately $692 million at closing represents: i) 1.7x FY21(E) revenue and 13.2x FY21(E) Pro Forma Adjusted EBITDA (including synergies and excluding acquisitions); ii) 1.3x FY21(E) revenue and 10.4x FY21(E) Pro Forma Adjusted EBITDA (including the full year effect of acquisitions).

Please refer to the investor presentation furnished with DFHT’s Current Report on Form 8-K for details on the pro-forma financials of the Company and its Non-GAAP Financial Measures.

Delivering “Whole Person” Health Care

CareMax’s 26 medical centers offer 24/7 access to care and provide a comprehensive suite of high-touch health care and social services to its patients, including primary care, specialty care, telemedicine, health & wellness, optometry, dental, and transportation. CareMax’s differentiated healthcare delivery model, focused on care coordination with vertically integrated ambulatory care and community-centric services, ensures that members receive the right care at the right time in the most efficient setting. The goal of CareMax is to intercede as early as possible to manage chronic conditions for its patients in a proactive, holistic, and tailored manner. This intervention has a significant positive influence on patient outcomes and overall healthcare costs.

This comprehensive, high touch approach to health care delivery, powered by the Care Optimize technology platform, has proven to reduce hospital admissions, ER visits, and readmission rates when compared to Medicare’s Fee for Service (FFS) benchmarks, and improve patient outcomes and satisfaction.

The Company specifically focuses on providing access to high quality care in underserved communities, with approximately 64% of its Medicare Advantage patients being dual-eligible and low-income subsidy eligible.

The Company’s strong regional presence in South Florida is complemented by its national reach through CareOptimize software and services offerings. The operating and technology platform, used by 20,000 providers, improves patient outcomes, drives accountability, and lowers healthcare spending through the delivery and support of customized care with a focus on preventative chronic disease management and the social determinants of health.

“CareMax plays a significant role in the lives of our members by providing accessible, quality medical care and comprehensive social activities and services,” said Mr. de Solo. “Seniors represent the most significant opportunity to lower the national healthcare spend, and we believe that CareMax possesses the technology, knowledge and know-how to continue to bend this cost curve. We are very excited about the prospects of combining with DFHT and look forward to this next, exciting phase of our growth.”

“Value-based care, built upon the premise of providing extensive primary care, is recognized as an effective way to lower healthcare costs and improve patient outcomes in Medicare Advantage, especially for dual eligible beneficiaries and those with chronic conditions. We believe that CareMax operates a best-in-class delivery model supported by a highly scalable technology backbone,” said Mr. Barasch. “We believe this business combination will create a well-capitalized platform, well-positioned to expand organically, through accretive M&A activity and through strategic partnerships with payors.”

“We are excited to invest and partner with DFHT as part of the combination of these two best-in-class, value-based primary care organizations.  Primary care has always been the gatekeeper for most healthcare spend, and we believe this model represents the best way to improve quality outcomes and manage costs across the healthcare continuum,”, said Roger Marrero, Senior Partner of Comvest Partners.

Growth

CareMax will pursue a strategy of organic growth and selected acquisitions in a highly fragmented industry. The Company forecasts organic revenue growth of 15% from Pro Forma CY2020(E) through CY2023(E), which could increase substantially if the Company executes on acquisitions.

CareMax will also pursue strategic partnerships to build de novo clinics to serve Medicare Advantage members in and out of Florida. We are pleased to announce that CareMax and Anthem will be expanding their current relationship with plans to open new senior care centers in the eastern region of the United States. Details will be announced at a later date as these plans are formalized.

The business combination, which has been approved by the board of directors of DFHT and the governing bodies of CareMax Medical Centers and IMC Health, is expected to close in the first quarter of 2021, subject to customary conditions, including the approval by DFHT stockholders.

A more detailed description of the transaction terms and a copy of the business combination agreement will be included in a current report on Form 8-K to be filed by DFHT with the United States Securities & Exchange Commission (“SEC”). DFHT will file a proxy statement with the SEC in connection with the transaction.

Deutsche Bank Securities Inc. and UBS Investment Bank are acting as financial advisors and capital markets advisors to DFHT. Morgan Stanley & Co. LLC is acting as financial advisor to CareMax Medical Centers and Piper Sandler is acting as financial advisor to IMC Health. White & Case LLP and Polsinelli PC are acting as legal advisors to DFHT, DLA Piper LLP (US) is acting as legal advisor to CareMax Medical Centers, McDermott Will & Emery LLP is acting as legal advisor to IMC Health and Katten Muchin Rosenman LLP is acting as legal advisor to Deerfield.

Management Presentation Information

The management of CareMax and DFHT will make a presentation via webcast regarding the business combination on December 18, 2020 at 12 pm EST. In connection with this event, DFHT will furnish an investor presentation in a current report on Form 8-K to be filed by DFHT with the United States Securities & Exchange Commission (“SEC”).

Please dial 877-407-9753 or 201-493-6739 or https://78449.themediaframe.com/dataconf/productusers/drf/mediaframe/42589/indexl.html

A replay of the event may be accessed by dialing 877-660-6853 or 201-612-7415 and using Conference ID #13714399.

About CareMax Inc.

CareMax, comprised of the existing CareMax Medical Centers, IMC Health, and CareOptimize, is a technology-enabled care platform providing value-based care and chronic disease management to Seniors. Collectively, the Company operates 26 wholly owned medical centers that offer a comprehensive suite of healthcare and social services, and a proprietary software and services platform that provides data, analytics, and rules-based decision tools/workflows for physicians across the United States.

About Deerfield Healthcare Technology Acquisitions Corp.

Deerfield Healthcare Technology Acquisitions Corp. is a blank check company whose business purpose is to effect a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. The Company’s sponsor is an affiliate of Deerfield Management Company, L.P., an investment firm focused exclusively on the healthcare industry, and Richard Barasch, a veteran healthcare public company executive and investor.

About Deerfield

Deerfield is an investment management firm committed to advancing healthcare through investment, information and philanthropy. For more information, please visit www.deerfield.com

Important Information and Where to Find It

In connection with the proposed business combination, DFHT intends to file with the SEC a preliminary proxy statement relating to the business combination. DFHT will mail a definitive proxy statement and other relevant documents to the stockholders of DFHT. Stockholders of DFHT and other interested persons are advised to read, when available, the preliminary proxy statement, and amendments thereto, and, when available, the definitive proxy statement and any amendments thereto in connection with DFHT’s solicitation of proxies for the special meeting to be held to approve the business combination because these proxy statements will contain important information about DFHT, CareMax Medical Centers, IMC Health and the business combination. The definitive proxy statement will be mailed to stockholders of DFHT as of a record date to be established for voting on the business combination. Stockholders will also be able to obtain copies of the proxy statement, without charge, once available, at the SEC’s Internet site at http://www.sec.gov or by directing a request to: Deerfield Healthcare Technology Acquisitions Corp., 780 Third Avenue, New York, NY 10017, Attention: Secretary, or by calling (212) 551-1600.

Participants in the Solicitation

DFHT, CareMax Medical Centers and IMC Health, and their respective directors and executive officers, may be considered participants in the solicitation of proxies with respect to the proposed business combination under the rules of the SEC. Information about the directors and executive officers of DFHT is set forth in DFHT’s registration statement on Form S-1, which was initially filed with the SEC on June 30, 2020 and is available free of charge from the sources indicated above.

Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders in connection with the proposed business combination will be set forth in the preliminary and definitive proxy statement when filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

Non-Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed business combination and shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

Forward-Looking Statements

This press release includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding projections, estimates and forecasts of revenue and other financial and performance metrics and projections of market opportunity and expectations, the expectation that the Company’s common stock will be listed on Nasdaq, and the anticipated closing date of the proposed business combination. These statements are based on various assumptions and on the current expectations of DFHT, CareMax Medical Centers and IMC Health management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of DFHT, CareMax Medical Centers and IMC Health. These forward-looking statements are subject to a number of risks and uncertainties, including the outcome of judicial and administrative proceedings to which CareMax Medical Centers or IMC Health may become a party or governmental investigations to which CareMax Medical Centers or IMC Health may become subject that could interrupt or limit CareMax Medical Centers’ or IMC Health’s operations, result in adverse judgments, settlements or fines and create negative publicity; changes in CareMax Medical Centers’ or IMC Health’s clients’ preferences, prospects and the competitive conditions prevailing in the healthcare sector; the inability of the parties to successfully or timely consummate the proposed business combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination or that the approval of the stockholders of DFHT and/or the equity holders of CareMax Medical Centers or IMC Health for the proposed business combination is not obtained; failure to realize the anticipated benefits of the proposed business combination, including as a result of a delay in consummating the proposed business combination or a delay or difficulty in integrating the businesses of DFHT, CareMax Medical Centers and IMC Health; the amount of redemption requests made by DFHT’s stockholders; those factors discussed in DFHT’s registration statement on Form S-1, which was initially filed with the SEC on June 30, 2020, under the heading “Risk Factors,” and other documents of DFHT filed, or to be filed, with the SEC. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither DFHT, CareMax Medical Centers nor IMC Health presently know or that DFHT, CareMax and IMC Health currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect DFHT’s, CareMax Medical Centers’ and IMC Health’s expectations, plans or forecasts of future events and views as of the date of this press release. DFHT, CareMax Medical Centers and IMC Health anticipate that subsequent events and developments will cause DFHT’s, CareMax’s Medical Centers’ and IMC Health’s assessments to change. DFHT, CareMax Medical Centers and IMC Health or CareOptimize do not undertake any obligation to update any of these forward-looking statements. These forward-looking statements should not be relied upon as representing DFHT’s, CareMax Medical Centers’ and IMC Health’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Non-GAAP Financial Measures

The financial information and data contained in this press release is unaudited and does not conform to Regulation S-X. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, any proxy statement or registration statement to be filed by DFHT, CareMax Medical Centers, IMC Health or CareOptimize with the SEC. Some of the financial information and data contained in this press release, such as adjusted EBITDA, has not been prepared in accordance with United States generally accepted accounting principles (“GAAP”). A reconciliation of certain of these non-GAAP financial measures to their most comparable GAAP measure is set forth in a table in the investor presentation.

DFHT, CareMax Medical Centers, IMC Health and CareOptimize believe these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to CareMax’s financial condition and results of operations. DFHT, CareMax Medical Centers, IMC Health and CareOptimize believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in and in comparing CareMax’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Management of CareMax does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in CareMax Medical Centers’ financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. In order to compensate for these limitations, management presents non-GAAP financial measures in connection with GAAP results. You should review CareMax Medical Centers’ audited financial statements, which will be presented in DFHT’s proxy statement to be filed with the SEC, and not rely on any single financial measure to evaluate CareMax Medical Centers’ business.

CONTACTS:

DFHT Healthcare

Chris Wolfe

chris.wolfe@dfhealthcaretech.com

(917)923-7629

DFHT Investor Relations

The Equity Group Inc.

Devin Sullivan

Senior Vice President

dsullivan@equityny.com

(212) 836-9608